                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2004

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          FLORIDA                                               84-1331134
          -------                                               ----------
(State or Other Jurisdiction                                   (IRS Employer
     of Incorporation)                                    Identification Number)

                                    000-28863
                                    ---------
                                   (Commission
                                   File Number)

                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
               (Address of Principal Executive Offices) (Zip Code)
               ---------------------------------------------------

                                 (203) 894-9700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the fact that we do not control the performance of third parties with whom we have contracts, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Amendment to Warrants Issued to DKR Soundshore Oasis Holding Fund Ltd. and DKR Soundshore Strategic Holding Fund Ltd.
--------------------------------------------------------------------------------

         On December 28, 2004, we entered into agreements (the "DKR AMENDMENTS") with DKR Soundshore Oasis Holding Fund Ltd. and DKR Soundshore Strategic Holding Fund Ltd. (collectively "DKR") to amend terms of warrants issued to DKR on September 21, 2004 (the "DKR WARRANTS"), for the purchase of up to 5,200,000 shares of our common stock, $0.0001 par value per share (the "COMMON STOCK") issued in connection with our September 21, 2004, private placement. Specifically, subject to the terms and conditions contained in the DKR Amendment, the parties have agreed:

         o To amend the DKR Warrants so that DKR may exercise all or any portion of the Warrants for an exercise price of $0.60 per share of the Common Stock, from December 28, 2004 until February 28, 2005 (the "DKR EXERCISE PERIOD"). At the end of the DKR Exercise Period, the amendment shall expire and the exercise terms of the DKR Warrants existing prior to December 28, 2004, shall be effective.

         o That DKR shall exercise a minimum of $600,000 in exercise price of the DKR Warrants, as amended, on or before the close of business, New York City time, on December 31, 2004.

         o That the number of shares of Common Stock subject to the DKR Warrants shall not be adjusted as a result of the temporary reduction in exercise price.

         o That at the end of the DKR Exercise Period, we will issue to DKR warrants to purchase a number of shares of Common Stock equal to the number of shares purchased by DKR during the DKR Exercise Period at an exercise price of $1.50 per share (the "NEW DKR WARRANTS").

         The DKR Amendments and the form of the New DKR Warrants are filed herewith as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

Relationship with DKR
---------------------

         As previously reported in our Current report on Form 8-K filed on September 23, 2004, on September 21, 2004, we issued Notes and warrants to DKR in a private placement made in reliance on Section 4(2) of Securities Act of 1933. DKR holds our Common Stock and are "accredited investors" within the meaning of Regulation D. The shares underlying these Notes and warrants issued on September 21, 2004 have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF OUR AGREEMENT TO REGISTER 4,400,000 SHARES OF COMMON STOCK UNDERLYING THE WARRANTS ISSUED ON DECEMBER 7, 2004 IS INCLUDED IN OUR CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 9, 2004 (FILE NO. 000-28863). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

Amendment to Warrants Issued to Greenfield Capital Partners LLC
---------------------------------------------------------------

         On December 29, 2004, we entered into an agreement (the "GREENFIELD AMENDMENT") with Greenfield Capital Partners LLC ("GREENFIELD") to amend the terms of a warrant issued to Greenfield on September 22, 2004 (the "GREENFIELD WARRANT") for the purchase of up to 750,000 shares of Common Stock as compensation for consulting services performed by Greenfield in connection with our September 21, 2004, private placement. Specifically, subject to the terms and conditions contained in the Greenfield Amendment, the parties have agreed:

         o To amend the Greenfield Warrants so that Greenfield may exercise all or any portion of the Greenfield Warrant for an exercise price of $0.60 per share of Common Stock, from December 29, 2004 until January 31, 2005 (the "GREENFIELD EXERCISE PERIOD").

         o That Greenfield shall exercise a minimum of 400,000 of the Greenfield Warrant, as amended, on or before the close of business, New York City time, on December 31, 2004, and 350,000 of the Greenfield Warrants, as amended, on or before the close of business, New York City time, on January 31, 2004

         o That the number of shares of Common Stock subject to the Greenfield Warrant shall not be adjusted as a result of the temporary reduction in exercise price.

         o That section 2(b) of the Greenfield Warrant shall be amended so as to prohibit the exercise of the Greenfield Warrants to the extent that such issuance would result in Greenfield beneficially owning more than 9.99% of the outstanding shares of Common Stock.

         The Greenfield Amendment is filed herewith as Exhibit 99.4 and is incorporated herein by reference.

Relationship with Greenfield
----------------------------

         On September 22, 2004, we issued warrants, substantially the same in form as the DKR Warrants, to Greenfield as compensation for consulting services performed by Greenfield in connection with the our September 21, 2004, private placement. This issuance was made in reliance on Section 4(2) of Securities Act of 1933. Greenfield holds our Common Stock and is an "accredited investor" within the meaning of Regulation D. The shares underlying the warrants issued on September 22, 2004, have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

         As previously reported in our registration statement on Form SB-2 filed on November 10, 2004, on November 9, 2004, we issued warrants to Greenfield as compensation for consulting services performed by Greenfield in connection with the our November 9, 2004, private placement. This issuance was made in reliance on Section 4(2) of Securities Act of 1933.

Amendment to Warrants issued to Southridge Partners LP
------------------------------------------------------

         On December 29, 2004, we entered into an agreement (the "SOUTHRIDGE AMENDMENT") with Southridge Partners LP ("SOUTHRIDGE") to amend the terms of a warrant issued to Southridge on November 9, 2004 (the "SOUTHRIDGE WARRANT") for the purchase of up to 568,750 shares of Common Stock in connection with our November 9, 2004, private placement. Specifically, subject to the terms and conditions contained in the Southridge Amendment, the parties have agreed:

         o To amend the Southridge Warrant so that Southridge may exercise all or any portion of the Southridge Warrant for an exercise price of $0.60 per share of Common Stock, from December 29, 2004 until December 31, 2004 (the "SOUTHRIDGE EXERCISE PERIOD").

         o That Southridge shall exercise all of the of the Southridge Warrant, as amended, on or before the close of business, New York City time, on December 31, 2004.

         o That the number of shares of Common Stock subject to the Southridge Warrant shall not be adjusted as a result of the temporary reduction in exercise price.

         o That section 11(a) of the Southridge Warrant shall be deleted in its entirety so as to eliminate restrictions on the ability of Southridge to exercise the Southridge Warrants based on the number of shares of Common Stock beneficially owned by Southridge.

         The Southridge Amendment is filed herewith as Exhibit 99.5 and is incorporated herein by reference.


Relationship with Southridge
----------------------------

         As previously reported in our registration statement on Form SB-2 filed on November 10, 2004, on November 9, 2004 we issued Notes and warrants to Southridge in a private placement made in reliance on Section 4(2) of Securities Act of 1933. Southridge holds our Common Stock and is an "accredited investors" within the meaning of Regulation D. The shares underlying these Notes and warrants issued on November 9, 2004 have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

A DESCRIPTION OF THE NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

ITEM 7.01         REGULATION FD DISCLOSURE

         We have identified a potential acquisition candidate, and we are currently negotiating the terms of that potential acquisition. This acquisition candidate is a privately held company with expertise in imaging and surveillance whose primary customer is the U.S. Department of Defense. No assurances can be given that this acquisition will be completed, however, if it is completed it may be deemed to be the acquisition of a significant subsidiary requiring the filing of a report on form 8-k. We expect the acquisition price to be approximately $10,000,000 to be paid in a combination of cash and securities. To finance the acquisition we expect to raise additional cash through sales of our securities. If we are able to obtain financing, it may be on terms that are dilutive to our existing stockholders and may limit, among other things, our ability to acquire other businesses, invest in capital assets, sell or otherwise dispose of our existing assets or incur additional indebtedness. We expect to make this acquisition by acquiring majority ownership of a publicly traded entity and using that entity to acquire all of the outstanding capital stock of the acquisition candidate. If we are successful, we will own a majority interest in a publicly traded company.

         We may be unable to successfully negotiate or finance this proposed acquisition, or, if the acquisition is consummated, effectively manage the acquired business to realize benefits from the acquisition. The negotiation of this acquisition and the management of the acquired business may require a disproportionate amount of management's attention and resources. Furthermore, the success of this acquisition may also depend upon a variety of other factors including our ability to estimate accurately future production, future revenues, and possible future liabilities. Even though we will perform a review of the business and operations of the acquisition candidate prior to any closing, it may not reveal all existing or potential problems or permit us to become familiar enough with the business to accurately asses its potential or its deficiencies.

         We are uncertain how long negotiations with the acquisition candidate will take before we determine whether or not we will consummate the proposed acquisition. Unless required by law, we do not intend to make any further announcements concerning this potential acquisition.

         The information contained herein is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-K
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Amendment to Warrant No. CS-84         x

99.2          Amendment to Warrant No. CS-85         x

99.3          Form of New DKR Warrants               x

99.4          Amendment to Warrant No. CS-83         x

99.5          Amendment to Warrant No. CS-89         x


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MARKLAND TECHNOLOGIES, INC.



                                        By: /s/ Robert Tarini
                                            ------------------------------------
                                            Robert Tarini
                                            Chief Executive Officer




Date: December 30, 2004


EXHIBIT INDEX
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-K
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Amendment to Warrant No. CS-84         x

99.2          Amendment to Warrant No. CS-85         x

99.3          Form of New DKR Warrants               x

99.4          Amendment to Warrant No. CS-83         x

99.5          Amendment to Warrant No. CS-89         x
